ACQUISITIONS AND RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2010
ACQUISITIONS AND RELATED-PARTY TRANSACTIONS [Abstract]
ACQUISITIONS AND RELATED-PARTY TRANSACTIONS
3.           ACQUISITIONS AND RELATED-PARTY TRANSACTIONS

The Company's Hawaiian Commercial & Sugar Company division and Gay & Robinson (“G&R”) were members in Hawaiian Sugar & Transportation Cooperative (“HS&TC”), a cooperative that provides raw sugar marketing and transportation services to its members. In the fourth quarter of 2009, G&R ceased the production of raw sugar. As a result of G&R's cessation of raw sugar production in the fourth quarter of 2009, G&R's membership in the cooperative terminated because a cooperative member must be an active producer. Consequently, upon G&R's withdrawal, the Company became the sole member in HS&TC and consolidated HS&TC beginning December 1, 2009.

The identifiable assets and liabilities from HS&TC were recorded based upon their estimated fair values at December 1, 2009. Approximately $5 million of identifiable assets, net of liabilities, measured at fair value, was recorded as a gain and classified as Other Income (Expense) in the consolidated statements of income. In consolidation, approximately $11 million of cash, $6 million in fixed assets, $8 million in inventory, $2 million in prepaid and other assets, and $22 million in accrued and other liabilities were recorded. The Company has not presented unaudited pro forma results of operations because the consolidation of HS&TC is not material to its consolidated results of operations, financial position or cash flows.

Under the terms of a supply contract between HS&TC and C&H Sugar Company, Inc. (“C&H”), C&H is obligated to purchase, and HS&TC is obligated to sell, all of the raw sugar delivered to HS&TC by the Hawaii sugar growers, at prices determined by the quoted domestic sugar market. Revenue from raw sugar and molasses sold to HS&TC, prior to December 1, 2009, was $38 million during 2009 and $45 million during 2008.